                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS THAT the undersigned directors and officers of McKesson HBOC, Inc., a Delaware corporation (the "Company"), do hereby constitute and appoint Ivan D. Meyerson and Kristina Veaco his or her true and lawful attorney and agent, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director and/or Officer, under the Securities Act of 1934, as amended, an annual report on Form 10-K, and thereafter to execute and file any and all amendments to such Form, whether filed prior or subsequent to the time such Form becomes effective. The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

                  Signature                               Capacity
                  ---------                               --------

            /s/ Alan Seelenfreund            Chairman of the Board
       -------------------------------
              Alan Seelenfreund

           /s/ John H. Hammergren            Co-President, Co-Chief Executive
       -------------------------------       Officer Elect and Director
             John H. Hammergren              (Principal Executive Officer)

            /s/ David L. Mahoney             Co-President, Co-Chief Executive
       -------------------------------       Officer Elect and Director
              David L. Mahoney               (Principal Executive Officer)

            /s/ Heidi E. Yodowitz            Senior Vice President, Controller
       -------------------------------       and Acting Chief Financial
              Heidi E. Yodowitz              Officer (Principal Financial and
                                             Accounting Officer)

          /s/ Alfred C. Eckert III           Director
       -------------------------------
            Alfred C. Eckert III

            /s/ Tully M. Friedman            Director
       -------------------------------
              Tully M. Friedman

            /s/ Alton F. Irby III            Director
       -------------------------------
              Alton F. Irby III

           /s/ M. Christine Jacobs           Director
       -------------------------------
             M. Christine Jacobs

             /s/ Gerald E. Mayo              Director
       -------------------------------
               Gerald E. Mayo

                                             Director
       -------------------------------
              Charles W. McCall

             /s/ James V. Napier             Director
       -------------------------------
               James V. Napier

            /s/ David S. Pottruck            Director
       -------------------------------
              David S. Pottruck


                  Signature                  Capacity
                  ---------                  --------

                                             Director
      ------------------------------
               Mark A. Pulido


          /s/ Carl E. Reichardt              Director
      ------------------------------
             Carl E. Reichardt


              /s/ Jane E. Shaw               Director
      ------------------------------
                Jane E. Shaw

Dated: July 13, 1999